                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                            VOYAGEUR MUTUAL FUNDS III
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)



                           DELAWARE GROWTH STOCK FUND
                   (to be renamed Delaware Core Equity Fund)
                     a series of Voyageur Mutual Funds III


                                                                   June 8, 2001

Dear Shareholder:

  A Special Meeting of Shareholders of Delaware Growth Stock Fund, to be renamed Delaware Core Equity Fund (the "Fund"), is being held at the Crowne Plaza Hotel, 1800 Market Street, Philadelphia, PA on July 26, 2001 at 10:30 a.m. Eastern time. We ask that you take the time to review the enclosed Notice and Proxy Statement and provide us with your vote on the proposal to be considered at the meeting.

  The enclosed Proxy Statement describes an important proposal to approve a new Sub-Advisory Agreement (the "New Agreement") for the Fund with Voyageur
Asset Management, Inc. ("Voyageur"), which currently provides sub-advisory services for the Fund. On December 8, 2000, Voyageur's predecessor, Voyageur Asset Management LLC, merged into a subsidiary of Dain Rauscher Corporation ("Dain Rauscher"). As a result of this transaction, the Sub-Advisory
Agreement under which Voyageur's predecessor served as sub-adviser terminated as a matter of law and was replaced by an interim sub-advisory services agreement. Subsequently, on January 10, 2001, Dain Rauscher and its subsidiaries (including Voyageur) were acquired by Royal Bank of Canada. The Fund is now requesting that you approve the new sub-advisory arrangement with Voyageur.

  We realize that this Proxy Statement will take time to review, but your vote is very important. Please familiarize yourself with the proposal presented and mark, sign and return your proxy card (or cards) in the enclosed postage-paid envelope. You may also call toll-free to vote by telephone, or you may vote using the Internet. The insert accompanying this Proxy Statement describes how to vote using these methods.

  Thank you for taking this matter seriously and participating in this important process.


                                      Sincerely,


                                      /s/ Charles E. Haldeman, Jr.
                                      ------------------------------------------
                                      Charles E. Haldeman, Jr.
                                      Chairman



                                      /s/ David K. Downes
                                      ------------------------------------------
                                      David K. Downes
                                      President



PX-GS

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)




                           DELAWARE GROWTH STOCK FUND
                   (to be renamed Delaware Core Equity Fund)
                     a series of Voyageur Mutual Funds III

                              One Commerce Square
                             Philadelphia, PA 19103

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To be held on July 26, 2001

To the Shareholders of Delaware Growth Stock Fund (to be renamed Delaware Core Equity Fund):

  This is your official Notice that a Special Meeting of Shareholders of Delaware Growth Stock Fund to be renamed Delaware Core Equity Fund (the "Fund"), a series of Voyageur Mutual Funds III (the "Trust"), will be held on Thursday, July 26, 2001 at 10:30 a.m. Eastern time at the Crowne Plaza Hotel, 1800 Market Street, Philadelphia, Pennsylvania.

  During the meeting, or any adjournments thereof (the "Meeting"), shareholders of the Fund will vote on the following proposals:

  1. To approve a new Sub-Advisory Agreement for the Fund between Delaware Management Company, the Fund's current investment adviser, and Voyageur Asset Management, Inc.

  2. Any other business properly brought before the Meeting.

  The Board of Trustees has fixed May 30, 2001 as the record date for determining the shareholders who will be entitled to vote at the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

  Please vote your proxy promptly to avoid the need for further mailings. Your vote is important.



                                      /s/ Charles E. Haldeman, Jr.
                                      ------------------------------------------
                                      Charles E. Haldeman, Jr.
                                      Chairman



                                      /s/ David K. Downes
                                      ------------------------------------------
                                      David K. Downes
                                      President

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Delaware
Investment(SM)
-------------
A member of Lincoln Financial Group(R)



                                 PROXY STATEMENT

                           DELAWARE GROWTH STOCK FUND
                   (to be renamed Delaware Core Equity Fund)

                                  (the "Fund")

                               One Commerce Square
                             Philadelphia, PA 19103
                                 1.800.523.1918

                         SPECIAL MEETING OF SHAREHOLDERS

                           To be held on July 26, 2001

                                TABLE OF CONTENTS



                                                                            Page
                                                                            ----

Questions and Answers                                                         2

General Information                                                           4

Proposal: To approve a New Sub-Advisory Agreement for the Fund                6

EXHIBIT A: Form of New Sub-Advisory Agreement                                A-1


                              QUESTIONS AND ANSWERS

  We encourage you to read the Proxy Statement in full; however, the following are some typical questions that shareholders might have regarding the Proxy Statement.

Q: Why is Delaware Investments sending me this Proxy Statement?

  Mutual funds are required to obtain shareholders' votes for certain types of action. As a shareholder, you have a right to vote on certain major decisions, such as the one included here.

Q: On what issue am I being asked to vote?

  You are being asked to approve a new Sub-Advisory Agreement (the "New Agreement") between Voyageur Asset Management, Inc. ("Voyageur") and Delaware Management Company ("DMC"), the Fund's investment adviser, that will allow Voyageur to continue providing investment sub-advisory services to the Delaware Growth Stock Fund (to be renamed Delaware Core Equity Fund) (the "Fund").

Q: Why am I being asked to approve the New Agreement?

  The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which requires that any investment sub-advisory agreement for a mutual fund terminate automatically if the sub-adviser experiences a change in actual control or management. This provision has the effect of ensuring that shareholders have a say in the company or persons that manage this Fund.

  In December 2000, Voyageur's predecessor was acquired by Dain Rauscher Corporation ("Dain Rauscher") through a merger transaction (the "Dain Rauscher Transaction"). The Dain Rauscher Transaction constituted a "change of control" of Voyageur's predecessor under the 1940 Act. As a result, the sub-advisory agreement then in effect was deemed to have terminated as a matter of law. Since that termination, Voyageur and its predecessor have continued providing sub-advisory services to the Fund, at first without any compensation, then after April 19, 2001 on an at-cost basis. Thereafter, Dain Rauscher and its subsidiaries (including Voyageur) were acquired by Royal Bank of Canada ("RBC"). This second transaction constituted another "change of control," but did not impact Voyageur's ability to provide sub-advisory services to the Fund.

  On April 19, 2001, the Board of Trustees of the Trust approved the New Agreement subject to the approval of the Fund's shareholders. In order for Voyageur to continue to provide these services on an ongoing basis and to receive a sub-advisory fee, shareholders of the Fund are being asked to approve the New Agreement. The sub-advisory fees to be paid to Voyageur under the New Agreement will be paid by DMC, not the Fund. In the event that the New Agreement is not approved by the shareholders of the Fund, it is anticipated that Voyageur will cease providing sub-advisory services and that DMC will take responsibility for all aspects of investment management until such time as a new sub-advisory agreement is approved by the Board and by the shareholders of the Fund.

Q: What are the details of the changes in ownership?

  Voyageur was established in 1983 as a fixed income adviser of separate accounts and mutual funds. On the date that the Dain Rauscher Transaction was publicly announced, Voyageur's predecessor had $6 billion in assets under management, including $1 billion in equity and balanced portfolios and $5 billion in fixed income assets.

  Prior to completing the Dain Rauscher Transaction, Voyageur's predecessor was a wholly owned subsidiary of Dougherty Financial Group LLC. The Dain Rauscher Transaction occurred when Voyageur's predecessor merged into Dain Rauscher's investment advisory subsidiary, Insight Investment Management, Inc. ("Insight"). When the Dain Rauscher Transaction was announced, the combined firm had almost $13 billion under management, and was one of the nation's largest full-service securities firms with 1,200 investment executives and 3,800 employees, serving individual investors and small businesses. After the completion of the Dain Rauscher Transaction, Insight changed its name to Voyageur Asset Management, Inc.

  Dain Rauscher was subsequently sold to RBC (the "RBC Transaction"). RBC is a Canadian-based, diversified global financial services organization and a leading provider of personal and commercial banking, investment and trust services, insurance, corporate and investment banking, online banking and transaction-based services. RBC employs 49,000 people who serve 10 million personal, business and public sector customers in 30 countries. RBC is now the sole owner of Voyageur, but Voyageur continues to operate under the Voyageur name.

Q: How does the change in ownership of Voyageur affect the management of the Fund?

  The persons responsible for managing Voyageur are not expected to change as a result of the ownership changes resulting from the Dain Rauscher Transaction or the RBC Transaction. The portfolio managers did, however, change at the time of the Dain Rauscher Transaction for reasons unrelated to that Transaction. It is anticipated that the ownership changes may result in increased investment research capabilities that can benefit the Fund.

Q: How would the proposal affect me as a shareholder?

  The Fund and its investment objective will not change. You will still own the same number of shares in the same Fund. The Fund's current portfolio manager(s) will not change. DMC will continue to act as investment adviser and, assuming the proposal in this Proxy Statement is approved by the shareholders of the Fund, Voyageur will continue to provide sub-advisory services to the Fund. The terms of the Prior Agreement and the New Agreement, including the sub-advisory fee, are substantially identical.

Q. Are there any differences between the Prior Agreement and the New
Agreement?

  Prior to December 8, 2000, Voyageur's predecessor had been providing sub-advisory services to the Fund under a Sub-Advisory Agreement dated April 15, 1999 (the "Prior Agreement"). The terms of the Prior Agreement and the New Agreement, including the sub-advisory fee, are substantially identical. Because the sub-advisory fees to be received by Voyageur under the New Agreement will be paid by DMC, your approval of the New Agreement will not increase the expenses paid by the Fund.

Q. Who is paying the costs associated with the Meeting and the proxy solicitation?

  Voyageur and DMC, not the Fund, will bear the costs associated with the Meeting and the proxy solicitation.

Q: How do the Board members recommend that I vote?

  The Board members recommend that you vote in favor of, or FOR, the New Agreement.

Q: Whom do I call for more information on how to place my vote?

  Please call the Fund at 1.800.523.1918 for additional information on how to place your vote.

                                   PLEASE VOTE

                             YOUR VOTE IS IMPORTANT

                               GENERAL INFORMATION


  Meeting Information. The Board of Trustees of Voyageur Mutual Funds III (the "Trust"), on behalf of the Delaware Growth Stock Fund (to be renamed Delaware Core Equity Fund) (the "Fund"), is soliciting your proxy to be voted at the Special Meeting of Shareholders to be held on Thursday, July 26, 2001 at 10:30 a.m. Eastern time at the Crowne Plaza Hotel, 1800 Market Street, Philadelphia, PA 19103 or any adjournments of the meeting (hereafter, the "Meeting").

  Purpose of Meeting. The purpose of the Meeting is to consider the approval of a new Sub-Advisory Agreement ("New Agreement") with Voyageur Asset
Management, Inc., a Minnesota corporation ("Voyageur").

  The Board urges you to complete, sign and return the Proxy Card included with this Proxy Statement, or use one of the other voting methods described in the insert accompanying this Proxy Statement, whether or not you intend to be present at the Meeting. It is important that you return the signed Proxy Card or use one of the other voting methods described in the insert accompanying this Proxy Statement promptly to help assure a quorum for the Meeting.

  General Voting Information. The persons designated on the Proxy Card as proxies will vote your shares as you instruct on each Proxy Card. If your signed Proxy Card is returned without any voting instructions, your shares will be voted "FOR" the Proposal. The persons designated as proxies will also be authorized to vote in their discretion on any other matters which may come before the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also revoke your proxy at any time before the Meeting: (i) by notifying Delaware Investments in writing; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting.

  Each shareholder may cast one vote for each full share and a partial vote for each partial share of the Fund that they own on the record date, which is May 30, 2001. It is expected that this Proxy Statement and the accompanying Proxy Card will be mailed to shareholders of record on or about June 8, 2001.

  This proxy solicitation is being made largely by mail, but may also be made by officers or employees of the Trust or its investment manager or affiliates through telephone, oral or other communications. Shareholders may provide proxy instructions by returning their Proxy Card by mail and may also communicate proxy instructions through the Internet or by telephone via touch- tone voting.

  Votes Required to Approve the Proposal. The shareholders of the Fund are being asked to vote on the New Agreement. Provided that a quorum is present, approval of the New Agreement requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy.

  Solicitation of Proxies. DMC will reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to shareholders.

  Reports to Shareholders and Financial Statements. The Fund's most recent Semi-Annual Report to Shareholders was previously mailed to shareholders. It is anticipated that the Fund's upcoming Annual Report to Shareholders will become available on or about June 29, 2001. Copies of these reports are available upon request, without charge, by writing the Fund at One Commerce Square, Philadelphia, PA 19103, or by calling 1.800.523.1918.

  Principal Shareholders. As of May 30, 2001, the Fund had 1,302,851.926 Class A shares outstanding, 217,967.031 Class B shares outstanding, 85,341.044 Class C shares outstanding and 81,886.220 Institutional Class shares outstanding. To the knowledge of the Fund's management, as of May 30, 2001, the following entities held beneficially of record more than 5% of the Fund's outstanding shares of a class:

                                                    Share Amount and Percentage of Class
        Name and Address of Holder                                Ownership
        --------------------------                                ---------
        Class C:

        Emery Jahnke                                            5,115.915  6.0%
        Ann Jahnke JT TEN
        2402 Lilac Lane
        Fargo, ND 58102

        Institutional Class:

        Sierra Cities.com 401(k) Plan                         62,798.010  76.6%
        600 Travis Street
        69th Floor - Suite 1300
        Houston, TX 77002

        UFCW & Employers Supp Pension                         15,785.68  19.27%
        1 Neshaminy Interplex, Suite 303
        Trevose, PA 19053

  In addition, to the knowledge of the Fund's management, as of May 30, 2001, no Trustee of the Trust owned 1% or more of the outstanding shares of the Fund, and the officers and Trustees of the Trust owned, as a group, less than 1% of the Fund's outstanding shares.

  Voting by Broker-Dealers. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that stock exchange rules will not permit the broker-dealers to vote on the New Agreement on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

  Quorum. Thirty-three and one-third percent (33 1/3 %) of the Fund's outstanding shares, present in person or represented by proxy, constitutes a quorum at the Meeting. Proxies returned for shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. Abstentions and broker non-votes will be treated as votes present but not cast.

  Other Matters and Discretion of Attorneys Named in the Proxy. The Fund is not required, and does not intend, to hold regular annual meetings of its shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund's offices at One Commerce Square, 34th Floor, Philadelphia, PA 19103, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

Proposal: To Approve a New Sub-Advisory Agreement for Delaware Growth Stock
          Fund (to be renamed Delaware Core Equity Fund)

  Shareholders of the Fund are being asked to approve a new Sub-Advisory Agreement (previously defined as the "New Agreement") with Voyageur, which currently provides sub-advisory services to the Fund. The Board of Trustees of the Trust, on behalf of the Fund, is recommending that shareholders approve the New Agreement between DMC and Voyageur, which would become effective immediately following shareholder approval. The New Agreement is substantially identical to the Prior Agreement and differs only in its effectiveness and termination dates. Under the New Agreement (as with the Prior Agreement), DMC would bear the cost of all sub-advisory fees payable to Voyageur under the New Agreement.

  The New Agreement is necessary because the Prior Agreement terminated automatically, in accordance with the 1940 Act, as a result of the acquisition of Voyageur's predecessor by Dain Rauscher in December 2000. Voyageur is currently continuing to provide sub-advisory services to the Fund under an interim agreement at cost as permitted under the 1940 Act. A shareholder vote approving the New Agreement is required under the 1940 Act. The Prior Agreement, dated April 15, 1999, had been approved by shareholders of the Fund on April 13, 1999.

  This proposal sets forth information about Voyageur and the Fund's investment adviser, DMC. A summary of the New Agreement and a discussion of the factors considered by the Board when it approved the New Agreement are set forth below.

  Investment Adviser. Beginning May 1, 1997, the Fund retained DMC to serve as its investment adviser. DMC is an investment adviser registered under the Investment Advisers Act of 1940, which, along with its affiliates, serves as investment manager or sub-adviser to many of the investment companies within the Delaware Investments family of funds under separate investment management agreements or sub-advisory agreements with each fund. DMC is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Lincoln National Corporation ("LNC"). DMC is located at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103. LNC, with headquarters at 1500 Market Street, Philadelphia, PA 19103, is a publicly held, diversified organization involved in many aspects of the financial services industry, including insurance and investment management.

  Sub-Adviser. Voyageur is registered as an investment adviser under the Investment Advisers Act of 1940 and, together with its predecessor firm, has been providing sub-advisory services to the Fund since May 1, 1997. Voyageur's principal place of business is located at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.

  As of January 10, 2001, following the consummation of the Dain Rauscher Transaction and the RBC Transaction, Voyageur became an indirect, wholly owned subsidiary of RBC. RBC owns RBC Holdings (USA) Inc., which is the direct owner of Dain Rauscher. Dain Rauscher, in turn, owns Voyageur.

  The name, address and principal occupation of Voyageur's principal executive officer and each of its directors is as follows:


Name & Address                                   Title                               Principal Occupation
--------------                                   -----                               --------------------
John C. Appel                                    Director                            Vice Chairman of
60 South 6th Street                                                                  Dain Rauscher
Suite 1900
Minneapolis, MN 55402

Daniel J. Collins                                Chief Financial Officer             Controller of
60 South 6th Street                                                                  Dain Rauscher
Suite 1900
Minneapolis, MN 55402

John G. Taft                                     Director and Chief                  Director and Chief
90 South 7th Street                              Executive Officer                   Executive Officer of
Suite 4300                                                                           Voyageur
Minneapolis, MN 55402

Irving Weiser                                    Director                            Chairman, President and
60 South 6th Street                                                                  CEO of Dain Rauscher
Suite 1900
Minneapolis, MN 55402

  There is no material interest, direct or indirect, of any trustee of the Trust in any material transaction to which Voyageur or any of its affiliates was or is party during the fiscal year ended April 30, 2001. None of the Trust's officers or trustees are officers, employees, directors or shareholders of Voyageur or its parent(s).

  Information About the New Agreement. The proposed New Agreement is identical to the Prior Agreement, with the exception of the effectiveness and termination dates, and is attached to this Proxy Statement as Exhibit A. The New Agreement provides that Voyageur shall manage the investment and reinvestment of that portion of the Fund's assets as DMC shall designate from time to time and shall furnish DMC with investment recommendations, asset allocation advice, research, and economic and other investment services with respect to securities in which the Fund may invest. The New Agreement has an initial term of two years and provides that it will continue in effect thereafter only if such continuation is specifically approved at least annually with respect to the Fund (i) by a vote of the majority of the Board, or a vote of a majority of the outstanding voting securities of the Fund, and (ii) in either case, separately by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act). The New Agreement may be terminated without penalty by (i) the Trust, by a vote of a majority of the Board, or (ii) a vote of a majority of the outstanding voting securities of the Fund, or (iii) the sub-adviser at any time on 60 days' written notice. The New Agreement will also terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

  The New Agreement provides that DMC will pay Voyageur a fee of 0.325 of 1% of the average daily net assets of the Fund; provided, however, that Voyageur shall waive all or a portion of its fees to the extent necessary to bear its proportionate share of the fee waiver that DMC offers the Fund. During the fiscal year ended April 30, 2001 (which included the period from December 8, 2000 through April 18, 2001, during which the Interim Agreement was in effect and no compensation was paid to Voyageur), DMC paid $85,695 to Voyageur in connection with the performance of its services under the Prior Agreement and approximately $1,300 for costs. In addition, had the Prior Agreement been in effect during the entire fiscal year of the Fund, the aggregate fees paid by DMC to Voyageur would have been $137,748.

  Factors Considered by the Board of Trustees in approving the New Agreement. At the April 18-19, 2001 meeting of the Board of Trustees of the Trust, the Board considered the proposed arrangement under which Voyageur would remain as the sub-adviser for the Fund under the New Agreement. At those Board meetings, the Board reviewed Voyageur's historical performance as sub-adviser, as well as the potential advantages to be gained by the Fund retaining Voyageur following the RBC Transaction. The Board considered the qualifications of Voyageur's personnel, noting their experience in managing portfolios similar to that of the Fund. The Board evaluated the resources available to Voyageur through its parent, Dain Rauscher, and the possible benefits accruing to the Fund as a result of Voyageur's relationship with its Dain Rauscher broker/ dealer affiliate. The Board discussed the potential costs and benefits of maintaining Voyageur under terms substantially the same as those contained in the Prior Agreement. The Board determined that the approval of the New Agreement was in the best interest of the Fund and its shareholders.

  The Board has unanimously approved the proposed New Agreement and recommends that you vote FOR the New Agreement for the Fund.

                                OTHER INFORMATION


  Other Matters to Come Before the Meeting. The Trustees do not intend to bring any matters before the Meeting other than the Proposal, and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.

  Information about the Fund's Other Service Providers. Delaware Distributors, L.P., serves as the principal underwriter to the Fund and Delaware Service Company, Inc., serves as its administrator; both have as their principal address One Commerce Square, Philadelphia, PA 19103. Lincoln Financial Distributors, Inc. ( "LFD ") serves as the Fund's sub-distributor. The principal address of LFD is 350 Church Street, Hartford, CT 06103.

                                   EXHIBIT A

                             SUB-ADVISORY AGREEMENT

   AGREEMENT, made by and between DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the "Investment Manager "), and VOYAGEUR ASSET MANAGEMENT, INC. ( "Sub-Adviser ").

                                  WITNESSETH:

   WHEREAS, VOYAGEUR MUTUAL FUNDS III, a Delaware business trust (the "Trust"), has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, the DELAWARE CORE EQUITY FUND (formerly the Delaware Growth Stock
Fund) of the Trust (the "Fund") engages in the business of investing and reinvesting its assets in securities; and

   WHEREAS, the Investment Manager and the Trust on behalf of the Fund have entered into an agreement ("Investment Management Agreement") whereby the Investment Manager will provide investment advisory services to the Trust with respect to Fund; and

   WHEREAS, the Investment Management Agreement permits the Investment Manager to hire one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Trust with respect to the Fund; and

   WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended, and engage in the business of providing investment management services.

   NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

   1. The Investment Manager hereby employs the Sub-Adviser, subject always to the Investment Manager's control and supervision, to manage the investment and reinvestment of that portion of the Fund's assets as the Investment Manager shall designate from time to time and to furnish the Investment Manager with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to securities in which the Fund may invest, subject to the direction of the Board and officers of the Trust for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent of the Trust. The Sub-Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Fund with respect to that portion of the Fund's assets designated by the Investment Manager, shall effect the purchase and sale of such investments in furtherance of the Fund's objectives and policies and shall furnish the Board of Trustees of the Trust with such information and reports regarding its activities as the Investment Manager deems appropriate or as the Trustees of the Trust may reasonably request in the performance of its duties and obligations under this Agreement. The Sub-Adviser shall act in conformity with the Declaration of Trust, By-Laws and Prospectus of the Trust and with the instructions and directions of the Investment Manager and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations consistent with the provisions of Section 15(c) of the 1940 Act.

   2. Under the terms of the Investment Management Agreement, the Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Without limiting the foregoing, except as the Investment Manager and the Sub-Adviser may agree in writing from time to time, the Sub-Adviser shall have no responsibility for record maintenance and preservation obligations under Section 31 of the 1940 Act.

   Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds which have employed the Sub-Adviser as sub-adviser or investment manager. Directors, officers and employees of the Sub-Adviser who are

Trustees, officers and/or employees of the Trust, shall not receive any compensation from the Trust for acting in such dual capacity. In the conduct of the respective business of the parties hereto and in the performance of this Agreement, the Trust, the Investment Manager and the Sub-Adviser may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between and among them.

   3. (a) Subject to the primary objective of obtaining the best execution, the Sub-Adviser may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers who provide statistical, factual and financial information and services to the Trust, to the Investment Manager, to the Sub-Adviser or to any other fund for which the Investment Manager or Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Trust or who sell shares of any other fund for which the Investment Manager or Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the funds for which the Investment Manager or Sub-Adviser provides advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission and NASD Regulation, Inc.

    (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Sub-Adviser may cause the Trust to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Trust and to other funds and other advisory accounts for which the Investment Manager or the Sub-Adviser exercises investment discretion.

   4. As compensation for the services to be rendered to the Trust for the benefit of the Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser an annual fee equal to 0.325% of the average daily net assets of the Fund; provided however, that the Sub-Adviser shall waive all or a portion of the fees payable under this Agreement to the extent necessary to bear its proportionate share of any management fee waiver undertaken by the Investment Manager. The amount of such waiver by the Sub-Adviser shall be calculated by multiplying the dollar amount of the management fees waived by the investment manager by the percentage that the then-current sub-advisory fee rate represents of the then-current investment management fee rate.

   If this Agreement is terminated prior to the end of any calendar month, the Sub-Advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

   5. The services to be rendered by the Sub-Adviser to the Trust for the benefit of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby; provided, however, except for advisory arrangements implemented prior to the date of this Agreement, during the term of this Agreement, the Sub-Adviser will not, without the written consent of the Investment Manager, which consent will not be unreasonably withheld, render investment company advisory services to an investment company (or portfolio thereof) which the Investment Manager reasonably determines would be in competition with and which has investment policies similar to those of the Fund.

   6. Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

   The Investment Manager agrees that it shall not use the Sub-Adviser's name or otherwise refer to the Sub-Adviser in any materials distributed to third parties, including the Fund's shareholders, without the prior written consent of the Sub-Adviser.

   7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as Sub-Adviser to the Company, the Sub-Adviser shall not be subject to liability to the Trust or to the Fund, to the Investment Manager or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

   8. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Fund. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Investment Manager or the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Sub-Adviser, of the Investment Manager's or the Trust's intention to do so, in the case of the Trust pursuant to action by the Board of Trustees of the Trust or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager and the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment. This Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

   9. This Agreement shall extend to and bind the successors of the parties hereto.

   10. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested person"; and "assignment" shall have the meaning defined in the Investment Company Act of 1940.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the ___ day of _____, 2001.

VOYAGEUR ASSET MANAGEMENT, INC.                                              DELAWARE MANAGEMENT COMPANY,
                                                                             a series of Delaware Management Business Trust

By:______________________________                                            By:___________________________________________
Name:                                                                        Name: David K. Downes
Title:                                                                       Title: President

   Agreed to and accepted as of the day and year first above written:


                                                                             VOYAGEUR MUTUAL FUNDS III
                                                                             on behalf of the DELAWARE CORE EQUITY
                                                                             FUND (formerly the Delaware Growth Stock
                                                                             Fund)

                                                                             By:___________________________________________
                                                                             David K. Downes
                                                                             President and Chief Executive Officer

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

DELAWARE GROWTH STOCK FUND (the "Fund")
SPECIAL SHAREHOLDER MEETING - JULY 26, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned hereby appoints David K. Downes, Richard J. Flannery and Richelle S. Maestro, or any of them, each with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the Crowne Plaza Hotel, 1800 Market Street, Philadelphia, Pennsylvania, on Thursday, July 26, 2001 at 10:30 A.M., Eastern time or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.






Please fill in box as shown using black or blue ink or number 2 pencil.




To approve a new Sub-Advisory Agreement on                         FOR           AGAINST          ABSTAIN
behalf of the Fund between Delaware Management
Company and Voyageur Asset Management, Inc.                       [   ]           [   ]            [   ]




                                                                  THIS PROXY CARD IS ONLY VALID WHEN SIGNED
                                                                  AND DATED. TO SECURE THE LARGEST POSSIBLE
                                                                  REPRESENTATION AND AVOID THE ADDITIONAL
                                                                  EXPENSE TO THE FUND OF FURTHER
                                                                  SOLICITATION, PLEASE DATE AND SIGN.
                                                                  Date ____________, 2001

                                                        __________________________________________________________________
                                                       |                                                                  |
                                                       |__________________________________________________________________|
                                                                  Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)


                                                                  PLEASE DATE AND SIGN NAME OR NAMES
                                                                  ABOVE AS PRINTED ON THIS CARD TO
                                                                  AUTHORIZE THE VOTING OF YOUR SHARES AS
                                                                  INDICATED. WHERE SHARES ARE REGISTERED
                                                                  WITH JOINT OWNERS, ALL JOINT OWNERS
                                                                  SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
                                                                  ADMINISTRATOR, TRUSTEE OR OTHER
                                                                  REPRESENTATIVE SHOULD GIVE FULL TITLE AS
                                                                  SUCH.






                                        3